INTEREST BEARING LOANS AND BORROWINGS	6 Months Ended
Jun. 30, 2026
Borrowings [abstract]
INTEREST BEARING LOANS AND BORROWINGS

8.	INTEREST BEARING LOANS AND BORROWINGS

Proceeds and repayments of debt in the six months ended June 30, 2026 are summarized as follows:

(in thousands of $)	December 31, 2025	Proceeds	Repayments	Other	June 30, 2026
Total U.S. dollar denominated floating rate debt	3,067,745	256,416	(887,855)	(1,464)	2,434,842
Total debt	3,067,745	256,416	(887,855)	(1,464)	2,434,842

A summary of the Company's interest bearing loan and borrowing activity in the six months ended June 30, 2026 is as follows:
As a result of the sale of eight VLCCs and two Suezmax tankers, the Company partially repaid one debt facility and fully repaid another. The outstanding balances under these facilities totaled $389.2 million as of December 31, 2025.

In January 2026, the Company prepaid $31.3 million outstanding under a revolving reducing credit facility as of December 31, 2025.

In January 2026, the Company drew down a total of $151.6 million under its reducing revolving credit facilities and subsequently repaid the full amount in February 2026.

In April 2026, the Company entered into a senior secured revolving reducing credit facility in an amount of up to $326.4 million with Crédit Agricole, Standard Chartered and ING to finance the acquisition of four latest-generation, scrubber-fitted ECO VLCC newbuildings. The new facility has a tenor of seven years, carries an interest rate of SOFR plus a margin of 130 basis points and has an amortization profile of 20 years commencing on the delivery date from the yard.

In May 2026, the Company entered into a senior secured revolving reducing credit facility in an amount of up to $165.0 million with DNB to refinance outstanding debt and additionally, to provide revolving credit capacity in an amount of up to $60.2 million. The new facility has a tenor of five years, carries an interest rate of SOFR plus a margin of 125 basis points and has an amortization profile of 20 years commencing on the delivery date from the yard. As a result of the refinancing, a term loan facility with an outstanding balance of $108.1 million as of December 31, 2025 was fully repaid. In June 2026, the Company drew down $104.8 million under the facility and subsequently repaid the full amount in June 2026.

In June 2026, the Company entered into a senior secured revolving reducing credit facility in an amount of up to $72.5 million from one of our relationship banks to refinance a secured revolving reducing credit facility and additionally, to increase the revolving credit capacity in an amount of up to $28.6 million. The new facility has a tenor of five years, carries an interest rate of SOFR plus a margin of 125 basis points and has an amortization profile of 20 years commencing on the delivery date from the yard.

In June 2026, the Company entered into a senior secured revolving reducing credit facility in an amount of up to $177.8 million with ABN AMRO to refinance outstanding debt and additionally, to provide revolving credit capacity in an amount of up to $80.3 million. The new facility became effective in July 2026, has a tenor of five years, carries an interest rate of SOFR plus a margin of 125 basis points and has an amortization profile of 18 years commencing on the delivery date from the yard.

In June 2026, the Company entered into amendment agreements to three existing debt facilities with outstanding debt and available revolving credit capacity as of June 30, 2026 totaling up to $674.4 million to reduce the interest rate margin for the remaining tenors. Following these amendments and the refinancing activity described above, the weighted average interest rate margin based on outstanding debt as of June 30, 2026 was 1.60% (December 31, 2025: 1.77%).

As of June 30, 2026, a total of $901.4 million remained available and undrawn under the Company's revolving credit facilities.

Subsequent to June 30, 2026, the Company entered into the following facilities:

In August 2026, the Company entered into a senior secured term loan facility in an amount of up to $410.6 million with Bank of China Hong Kong, insured by China Export and Credit Insurance Corporation, to finance the acquisition of five latest-generation, scrubber-fitted ECO VLCC newbuildings. The facility has a tenor of up to 13.4 years, carries an interest rate of SOFR plus a margin of 75 basis points for the first seven years and 90 basis points thereafter and has an amortization profile of 20 years commencing on the delivery date from the yard.

In August 2026, the Company entered into a senior secured term loan facility in an amount of up to $234.2 million with Deka Bank to refinance outstanding debt and additionally, to provide increased commitments of approximately
$80.8 million. The new facility has a tenor of five years, carries an interest rate of SOFR plus a margin of 115 basis points and has an amortization profile of 20 years commencing on the delivery date from the yard.

In August 2026, the Company entered into a senior secured revolving reducing credit facility in an amount of up to $224.0 million with ING to refinance two other secured revolving reducing credit facilities and additionally, to increase the revolving credit capacity in an amount of up to $71.6 million. The new facility has a tenor of five years, carries an interest rate of SOFR plus a margin of 125 basis points and has an amortization profile of 20 years commencing on the delivery date from the yard.

In August 2026, the Company entered into a senior secured revolving reducing credit facility in an amount of up to $188.3 million with KfW to refinance outstanding debt and additionally, to provide revolving credit capacity in an amount of up to $106.3 million. The new facility has a tenor of five years, carries an interest rate of SOFR plus a margin of 125 basis points and has an amortization profile of 20 years commencing on the delivery date from the yard.

In August 2026, the Company entered into an amendment agreement to convert the $1,286.0 million senior secured term loan facility into a senior secured revolving reducing credit facility, with otherwise the same terms.

In July and August 2026, the Company entered into amendment agreements to five existing debt facilities with outstanding debt and available revolving credit capacity as of June 30, 2026 totaling up to $819.4 million to reduce the interest rate margins for the remaining tenors.

Debt restrictions
The Company's loan agreements contain loan-to-value clauses, which could require the Company to post additional collateral or prepay a portion of the outstanding borrowings should the value of the vessels securing borrowings under each of such agreements decrease below required levels. In addition, the loan agreements contain certain financial covenants, including the requirement to maintain a certain level of free cash, positive working capital and a value-adjusted equity covenant. The Company is permitted to satisfy up to 50% of these cash requirement by maintaining a committed undrawn credit facility with a remaining availability of greater than 12 months. As of June 30, 2026, cash and cash equivalents included cash balances of $73.6 million (December 31, 2025: $89.9 million), which represented 61% (December 31, 2025: 59%) of the cash required to be maintained by the financial covenants in the Company's loan agreements.

Failure to comply with any of the covenants in the loan agreements could result in a default, which would permit the lender to accelerate the maturity of the debt and foreclose on any collateral securing the debt. Under those circumstances, the Company might not have sufficient funds or other resources to satisfy its obligations. The Company was in compliance with all of the financial covenants contained in the Company's loan agreements as of June 30, 2026 and December 31, 2025.

Assets pledged

(in thousands of $)	June 30, 2026	December 31, 2025
Vessels	4,529,452	4,911,897